                                                                EXHIBIT 15.(a).1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in Registration Statements Nos.
333-11848 and 333-138200 on Form F-3 of our report dated April 30, 2009, relating to the financial statements of G. Willi-Food International Ltd.
appearing in this Annual Report on Form 20-F of G. Willi-Food International Ltd.
for the year ended December 31, 2008.

Brightman Almagor Zohar & Co.
A Member of Deloitte Touche Tohmatsu
Tel-Aviv, Israel
June 25, 2009